                                                                   Exhibit 10.15
                                                                   -------------


                          STOCK RESTRICTION AGREEMENT

     AGREEMENT made this 14th day of July, 1998, between Tiger Networks Corporation, a Delaware corporation (the "Company"), and Bing Yang (the "Employee").

     WHEREAS, as of the date hereof, the Company has entered into a Series A Preferred Stock Purchaser Agreement (the "Purchase Agreement") by and among the Company, Bing Yang and Hwang-Ruey Wang and the Purchasers named on Exhibit A thereto pursuant to which the Purchasers are acquiring 7,000,000 shares, of Series A Preferred Stock, par value $.01 per share of the Company;

     WHEREAS, it is a condition under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

     WHEREAS, the parties hereto believe that it would be in the best interest of the Company if they agree, as provided in this Agreement, on certain matters relating to the Employee's Shares (as defined below).

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company, the parties hereby agree with each other as follows:

1.  Restriction of Shares. The Employees holds as of the date hereof, 1,270,000
    ---------------------
    shares (the "Shares") of common stock, $.00001 par value per share, of the Company (the "Common Stock"). The Employee agrees that the Shares shall be subject to the Escrow Agreement referred to in Section 3(a) of this Agreement, the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.  Purchase Option.
    ---------------

    (a) In the event that the Employee ceases to be employed by the Company for any reason or no reason, with or without cause, prior to July 14, 2002, the Company shall have the right and option (the "Purchase Option") to purchase from the Employee, for the sum of $.01 per share (the "Option Price"), a portion of the Shares determined as follows:

If Cessation of Employment Occurs      Percentage of Shares Subject to Purchase Option
---------------------------------      ----------------------------------------------------
From and after July 14, 1998           100%, less 5% of the Shares for each full
                                       three-month period from and after July 14, 1997
                                       during which the Employee is employed by the
                                       Company.

From and after July 14, 2002           -0-

(b) As used herein, "Vested Shares" at any particular time shall mean Shares that are then no longer subject to the Purchase Option.

(c) Upon the acquisition of all or substantially all of the business of the Company by merger, sale of assets or otherwise (an "Acquisition"), all of the Shares shall become Vested Shares unless the acquiring company in such Acquisition agrees that the Purchase Option shall continue in effect in accordance with Section 8(b) hereof and that all Shares that are not Vested Shares shall become Vested Shares if the Employee's employment with the Company is terminated without Cause or such employment terminates for Good Reason within 12 months after the closing of such Acquisition. For purposes hereof, "Cause" shall mean the willful engaging by the Employee in illegal conduct or gross misconduct which is materially injurious to the Company. "Good Reason" shall mean (i) any diminution in the Employee's position, title or responsibilities, (ii) any required relocation of the Employee to a principal place of business more than 35 miles from his principal place of business immediately prior to the Acquisition, or (iii) any diminution in the Employee's annual salary from that in effect immediately prior to the Acquisition.

(d) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

3.  Exercise of Purchase Option and Closing.
    ------------------------------------------

(a) The Company may exercise the Purchase Option by delivering or mailing to the Escrow Agent pursuant to and as required by the Escrow Agreement, dated as the date hereof, by and among the Company, Hutchins, Wheeler & Dittmar, PC, as Agent, and the Participants signatory thereto (the "Escrow Agreement"), within sixty (60) days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60 day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60 day period.

(b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Escrow Agent shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price therefor.

(c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both.

(e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

4.  Restrictions on Transfer.
    ------------------------

(a) Except as otherwise provided in subsection (b) below, the Employee shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option.

(b) Notwithstanding the foregoing, the Employee may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

5.  Effect of Prohibited Transfer.  The Company shall not be required (a) to
    -----------------------------
transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6.  Restrictive Legend.  All certificates representing Shares shall have affixed
    ------------------
thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the Corporation."

7.  Investment Representations.  The Employee represents, warrants and covenants
    --------------------------
as follows that as of the time of Purchase of the Shares and as of the date hereof:

(a) The Employee purchased the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

(b) The Employee had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as was necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c) The Employee had and has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d) The Employee could and can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Employee understood and understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and
     (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(f) A legend substantially in the following form will be placed on the certificate representing the Shares:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not required."

8.  Adjustments for Stock Splits, Stock Dividends, etc.
    ---------------------------------------------------

(a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

(b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any Acquisition, then the rights of the

     Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

9.  Withholding Taxes.
    -----------------

(a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.

(b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

10.  Severability.  The invalidity or unenforceability of any provision of this
     ------------
Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

11.  Waiver.  Any provision contained in this Agreement may be waived, either
     ------
generally or in any particular instance, by the Board of Directors of the Company.

12.  Binding Effect.  This Agreement shall be binding upon and inure to the
     --------------
benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

13.  No Rights To Employment.  Nothing contained in this Agreement shall be
     -----------------------
construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

14.  Notice.  All notices required or permitted hereunder shall be in writing
     ------
and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

15.  Pronouns.  Whenever the context may require, any pronouns used in this
     --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

16.  Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
the parties, and supersedes all prior agreements and understandings, relating to the subject Matter of this Agreement.

17.  Amendment.  This Agreement may be amended or modified only by a written
     ----------
instrument executed by both the Company and the Employee.

18.  Governing Law.  This Agreement shall be construed, interpreted and enforced
     --------------
in accordance with the laws of the Commonwealth of Massachusetts.

19.  Escrow.  The Shares shall be held in escrow, pursuant to the attached
     -------
Escrow Agreement, to the extent they are subject to the Purchase Option.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first written above.


                                       TIGER NETWORKS CORPORATION


                                       By: /s/  Bing Yang
                                           ----------------------------

                                       Name: Bing Yang
                                             --------------------------

                                       Title: President
                                              -------------------------


                                       EMPLOYEE

                                       /s/  Hwang-Ruey Wang
                                       --------------------------------
                                       (Signature)


                                       --------------------------------
                                       Hwang-Ruey Wang


                                       Address:  26 Todd Road
                                                 Nashua, NH  03060

                                   AMENDMENT
                                   ---------

                        TO STOCK RESTRICTION AGREEMENT
                        ------------------------------

     Amendment made this 20th day of January, 1999 between Convergent Networks, Inc., a Delaware corporation (the "Company") and Bing Yang (the "Employee").

     WHEREAS, the Company and the Employee are party to that certain Stock Restriction Agreement dated as of July 14, 1998 (the "Agreement"), pursuant to which certain restrictions have been placed on the shares of Common Stock owned by the Employee;

     WHEREAS, the Agreement does not accurately reflect the understanding of the parties as of such date and the Company and the Employee wish to amend the Agreement in order to restate and clarify certain provisions contained therein relating to an Acquisition of the Company.

     NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Employee and the Company hereby agree as follows (capitalized terms not otherwise defined shall have the meanings set forth in the Agreement):

1.  Amendment.  Pursuant to the provisions of Section 17 of the Agreement, as of
    ----------
the date hereof, Section 2(c) is hereby deleted and replaced in its entirety as follows:

(a) Upon the acquisition of all or substantially all of the business of the Company by merger, sale of assets or otherwise (an "Acquisition"), the Employee will automatically receive eighteen (18) months accelerated vesting. Any remaining unvested Shares shall continue to vest at a quarterly rate of 5% of the Shares originally issued. In addition, and notwithstanding the preceding, one hundred percent (100%) of the Shares shall become Vested Shares unless the acquiring company in such Acquisition agrees that the Purchase Option shall continue in effect in accordance with
     Section 8(b) hereof and that all Shares that are not Vested Shares shall become Vested Shares if the Employee's employment with the Company is terminated by the Company without Cause or such employment is terminated by the Employee for Good Reason within 12 months after the closing of such Acquisition. For purposes hereof, "Cause" shall mean the willful engaging by the Employee in illegal conduct or gross misconduct which is materially injurious to the Company. "Good Reason" shall mean (i) any diminution in the Employee's position, title or responsibilities, (ii) any required relocation of the Employee to a principal place of business more than 35 miles from his principal place of business immediately prior to the Acquisition, or (iii) any diminution in the Employee's annual salary from that in effect immediately prior to the Acquisition.

2.  No Other Changes.  Except as expressly provided herein, all of the terms,
    -----------------
conditions and provisions of the Agreement remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Amendment. Except as expressly provided by this Amendment, nothing herein is intended or shall be construed so as to limit or otherwise modify any of the terms or provisions of the Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                       CONVERGENT NETWORKS, INC.



                                       By: /s/  Karl F. May
                                           -----------------------
                                           Name:  Karl F. May
                                           Title:  President


                                       /s/  Bing Yang
                                       ---------------------------
                                       Bing Yang